Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO RULE 13a-14(b) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

In connection with the Annual Report of First Security Group, Inc. (First Security) on Form 10-K for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John R. Haddock, Chief Financial Officer of First Security, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of First Security.

March 30, 2012

/S/ JOHN R. HADDOCK
John R. Haddock
Chief Financial Officer